AMENDMENT #3 TO THE CONVERTIBLE PROMISSORY NOTE
ISSUED ON AUGUST 14, 2017

THIS AMENDMENT #3 TO THE CONVERTIBLE PROMISSORY NOTE ISSUED ON August 14, 2017 (the "Amendment")is made effective as of January 4, 2018, by and between Exactus, Inc., a Nevada corporation (the "Company"), and Morningview Financial, LLC, a Wyoming limited liability company (the "Holder") (collectively the "Parties").

BACKGROUND

A. The Company and Holder are the parties to that certain convertible promissory note originally issued by the Company to the Holder on August 14, 2017, in the original principal amount of $110,000.00 (the "Note")(as amended on October 3, 2017); and

B. The Parties desire to amend the Note as set forth expressly below.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Section 3.18 of the Note shall be replaced with the following:

"3.18 Failure to Register. The Borrower fails to use commercially reasonable efforts to: (1) file a registration statement covering the Holder's resale of the common stock underlying the Note (the "Registration Statement") within thirty (30) days following the Issue Date, (ii) cause the Registration Statement to become effective by February 1, 2018, or (iii) maintain the effectiveness of the Registration Statement beginning on February 1, 2018, and ending on the date that the Note is satisfied in full."

2. The amount of principal of the note shall be increased from $115,000.00 to $125,000.00

3. This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the Note. Except as specifically modified hereby, all of the provisions of the Note, which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

[Signature page to follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Exactus, Inc.

By: /s/ Philip J Young
Name: Philip Young
Title: Chief Executive Officer

Morningview Financial, LLC

By: /s/ Max Riccio
Name: Max Riccio
Title: Authorized Signatory